Covid-19 Pandemic	12 Months Ended
Dec. 31, 2021
Disclosure of Nature and Extent of Risks Arising from Unusual Risk and Uncertainty By Nature [Abstract]
Covid-19 Pandemic

41. Covid-19 Pandemic

Stevanato Group has been in the vaccine business for decades, serving as a partner for the distribution of a variety of vaccines worldwide. In 2020, the global COVID-19 pandemic caused both governments and private organizations to implement numerous measures seeking to contain the spread of the virus. These measures impacted and are expected to continue to impact the Group business and operations in several ways.

Initial unfavorable short-term impacts of COVID-19 on production and operational capabilities included: (i) a temporary decrease in the sales of certain non-COVID-19 products as a result of traditional healthcare procedures being postponed and the diversion of our production capacity to support the rollout of the COVID‑19 vaccine worldwide (ii) labor absenteeism; (ii) disruptions to production lines; (iii) delays in, and increased costs of, logistics; and (iv) increased SG&A costs related to employee bonuses to recognize and reward general efforts to ensure business continuity during the pandemic.

However, COVID-19 also provided an uplift to the Group's business with an acceleration of revenue from the sale of syringes and vials for vaccination programs globally. Stevanato Group has been supplying: (i) glass vials and syringes to approximately 90% of currently marketed vaccine programs, according to our estimates based on public information (WHO, EMA, FDA); and (ii) plastic diagnostic consumables for the detection and diagnosis of COVID-19. Going forward, the Group expects demand for syringes, vials and related products and services to remain elevated as the COVID-19 vaccine and treatment programs continue to roll-out globally and as customers contemplate the transition from multi-dose formats to single-dose formats. In addition, the Group expects continued tailwinds as epidemic preparedness, including the ongoing global COVID-19 vaccine rollout, booster shot distribution, and new vaccination programs, remain a priority for governments. Longer-term, there remains uncertainty around the magnitude of the impact of COVID-19 and the demand for our solutions. Many scientists predict that COVID-19 will eventually transition to an endemic state. While timing of this transition is difficult to predict, experts believe that the transition may likely occur over the next twelve to twenty-four months. This may result in a continued need and relatively stable demand for the Group's products and services that support COVID-19 and would be integrated into the standard vaccine business in the coming years.